Mortgage Notes Payable	12 Months Ended
Dec. 31, 2011
Mortgage Notes Payable [Abstract]
Mortgage Notes Payable
(7) Mortgage Notes Payable

Mortgage notes payable consist of the following as of December 31, 2011 and 2010 ($ in thousands):

	2011	2010

Mortgage notes payable, secured by deeds of trust, bearing interest at ranges ranging from 4.9% to 7.4% as of December 31, 2011 principal and interest payments due monthly, and maturity dates ranging from August 2012 through April 2021	$1,502,208	$1,563,513
Multifamily housing mortgage revenue bonds secured by deeds of trust on rental properties and guaranteed by collateral pledge agreements, payable monthly at a variable rate as defined in the Loan Agreement (approximately 2.0% at December 2011 and 2.1% at December 2010), plus credit enhancement and underwriting fees ranging from approximately 1.2% to 1.9%. Among the terms imposed on the properties, which are security for the bonds, is a requirement that 20% of the units are subject to tenant income criteria. Principal balances are due in full at various maturity dates from June 2012 through December 2039.  Of these bonds $187.8 million are subject to various interest rate cap agreements which limit the maximum interest rate to such bonds
	243,650	269,232
	$1,745,858	$1,832,745

The aggregate scheduled principal payments of mortgage notes payable are as follows ($ in thousands):

2012	$35,953
2013	215,583
2014	77,179
2015	70,305
2016	12,907
Thereafter	1,333,931
$1,745,858

For the Company's mortgage notes payable as of December 31, 2011, monthly interest expense and principal amortization, excluding balloon payments, totaled approximately $7.0 million and $1.9 million, respectively.  Second deeds of trust accounted for $110.7 million of the $1.7 billion in mortgage notes payable as of December 31, 2011.  Repayment of debt before the scheduled maturity date could result in prepayment penalties.  The prepayment penalty on the majority of the Company's mortgage notes payable are computed by the greater of (a) 1% of the amount of the principal being prepaid or (b) the present value of the mortgage note payable which is calculated by multiplying the principal being prepaid by the difference between the interest rate of the mortgage note and the stated yield rate on a specified U.S. treasury security as defined in the mortgage note agreement.  (See Schedule III for a list of mortgage loans related to each community in the Company's Portfolio.)

The Company has elected the fair value option for certain tax-exempt bonds assumed during 2010.  The initial fair value was $35.2 million and the fair value as of December 31, 2011 and 2010 was $35.3 million and $32.9 million, respectively.  The change in fair value of the debt is offset by the change in value of the total return swap for this debt.  This total return swap is discussed in Note 9.

In the fourth quarter of 2010, the Company entered into a 10-year $207.2 million term credit facility with Fannie Mae secured by seven communities at a fixed rate of 4.3%.  Interest expense is recorded on the debt at an effective interest rate of 6.8% as a result of settlement of forward-starting swaps.  Communities may be substituted or released from the facility based on certain loan to value and debt service coverage ratios, as defined in the credit facility agreement.

The Company has repurchased the remaining $4.9 million of its exchangeable bonds during 2010 and recognized a loss of $10 thousand in 2010.  Gains of $4.8 million for the year ended December 31, 2009 were recognized for exchangeable bonds repurchased in that year.